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                                                                    EXHIBIT 10.3

                             THE McCLATCHY COMPANY

                           2001 DIRECTOR OPTION PLAN

     1.   Purposes of the Plan.  The purposes of this 2001 Director Option Plan
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are to attract and retain the best available personnel for service as Non-
employee Directors (as defined herein) of the Company, to provide additional incentive to the Non-employee Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All Options granted hereunder shall be nonstatutory stock options.

     2.   Definitions.  As used herein, the following definitions shall apply:
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          (a)  "Board" means the Board of Directors of the Company.
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          (b)  "Change of Control" means (i) the sale, lease, conveyance or
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other disposition of all or substantially all of the Company's assets to any
"person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), entity or group of persons acting in concert; (ii) any "person" or group of persons (other than any member of the McClatchy/Maloney family or any entity or group controlled by one or more members of the McClatchy/Maloney family) becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (iii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its controlling entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity (or its controlling entity) outstanding immediately after such merger or consolidation; (iv) a contest for the election or removal of members of the Board that results in the removal from the Board of at least 50% of the incumbent members of the Board, or
(v) the occurrence of a "Rule 13e-3 transaction" as such term is defined in Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended, or any similar successor rule.

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.
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          (d)  "Common Stock" means the Class A Common Stock of the Company.
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          (e)  "Company" means The McClatchy Company, a Delaware corporation.
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          (f)  "Director" means a member of the Board.
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          (g)  "Disability" means that an Optionee is unable to engage in any
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substantial gainful activity by reason of any medically determinable physical or mental impairment which has
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lasted, or can be expected to last, for a continuous period of not less than six
(6) months or which can be expected to result in death.

          (h)  "Employee" means any person, including officers and Directors,
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employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i)  "Exchange Act" means the Securities Exchange Act of 1934, as
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amended.

          (j)  "Fair Market Value" means, as of any date, the value of Common
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Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k)  "Non-employee Director" means a Director who is not an Employee.
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          (l)  "Option" means a stock option granted pursuant to the Plan.
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          (m)  "Optioned Stock" means the Common Stock subject to an Option.
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          (n)  "Optionee" means a Director who holds an Option.
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          (o)  "Parent" means a "parent corporation," whether now or hereafter
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existing, as defined in Section 424(e) of the Code.

          (p)  "Plan" means this 2001 Director Option Plan.
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          (q)  "Share" means a share of the Common Stock, as adjusted in
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accordance with Section 10 of the Plan.

          (r)  "Subsidiary" means a "subsidiary corporation," whether now or
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hereafter of existing, as defined in Section 424(f) of the Internal Revenue
Code 1986.

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     3.  Stock Subject to the Plan.  Subject to the provisions of Section 10 of
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the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 500,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.  Administration and Grants of Options under the Plan.
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         (a)  Procedure for Grants.  All grants of Options to Non-employee
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Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions; provided, however, that the Board shall have the authority to adjust the size of the Annual Option (defined below) as it deems appropriate in light of all surrounding circumstances:

              (i) No person shall have any discretion to select which Non-employee Directors shall be granted Options.

              (ii) Each Non-employee Director shall be automatically granted an Option to purchase 2,500 Shares (an "Annual Option") on the date of the Company's annual stockholder meeting each year.

              (iii) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

              (iv) The terms of an Annual Option granted hereunder shall be as follows:

                    (A)  the term of the Annual Option shall be ten (10) years.

                    (B) the Annual Option shall be exercisable only while the Non-employee Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                    (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Annual Option.

                    (D) subject to Section 10 hereof, the Annual Option shall become exercisable as to 25% of the Shares subject to the Annual Option on the March 1 following its date of grant and 25% of the Shares subject to the Annual Option shall vest on each March 1 thereafter, provided that the Optionee continues to serve as a Director on such dates.

              (v) Notwithstanding the foregoing vesting provisions, if an Optionee's service as a Director terminates due to death, Disability or retirement after attaining the age of 65,

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then 100% of the shares subject to each outstanding Option granted hereunder to such Optionee shall immediately vest and become exercisable.

               (vi) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Non-employee Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5.   Eligibility.  Options may be granted only to Non-employee Directors.
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All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7.   Form of Consideration.  The consideration to be paid for the Shares
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to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than twelve (12) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

     8.   Exercise of Option.
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          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
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granted hereunder shall be exercisable at such times as are set forth in Section
4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and

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method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Continuous Status as a Director.  Subject to
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Section 10 hereof, in the event an Optionee's status as a Director terminates
(other than upon the Optionee's death, Disability or retirement after the age of 65), the Optionee may exercise his or her Option, but only within ninety (90) days following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c)  Retirement.  In the event Optionee's status as a Director
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terminates as a result of Optionee retiring after attaining the age of 65, the
Optionee may exercise his or her Option, but only within three years following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d)  Disability of Optionee.  In the event Optionee's status as a
               ----------------------
Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within three years following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (e)  Death of Optionee.  In the event of an Optionee's death, the
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executors or administrators of the Optionee's estate or a person who acquired the right to exercise the Option by bequest, inheritance or beneficiary designation may exercise the Option, but only within three years following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten
(10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the

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Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               In the event that an Optionee dies after the termination of his or her status as a Director as provided in Sections 8(b), (c) and (d), but before the expiration of his or her Option(s), all or part of such Option(s) may be exercised (prior to the expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from him or her by bequest, inheritance or beneficiary designation under the Plan, but only to the extent that such Option(s) had become exercisable before his or her service as a Director terminated or became exercisable as a result of the termination.

     9.   Non-Transferability of Options.  The Option may not be sold, pledged,
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assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
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Asset Sale.
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          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c)  Change of Control.  In the event of a Change of Control, all
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outstanding and unexpired Options shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable.

               Outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation") or they may be settled for cash. If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as

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the Optionee serves as a Director or a director of the Successor Corporation.
Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated, the Option or option shall remain exercisable in accordance with Sections 8(b) through (e) above. If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option or the Option is not settled for cash, the Board shall notify the Optionee at least thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

               For the purposes of this Section 10(c), an Option shall be considered assumed if, following the Change of Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the Change of Control is not solely common stock of the Successor Corporation or its Parent, the Board may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock, to be solely common stock of the Successor Corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

     11.  Amendment and Termination of the Plan.
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          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
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termination of the Plan shall not affect Options already granted and such
Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4 hereof.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     16.  Shareholder Approval.  The Plan shall be subject to approval by the
          --------------------
shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

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